UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 26, 2023
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of DeMarco as Director. On July 26, 2023, the Board of Directors (the “Board”) of Arrow Financial Corporation (the “Company”), reset the number of the directors of the Board from eleven (11) to ten (10) and appointed our President and Chief Executive Officer, David S. DeMarco, to serve as a Class B member of the Board effective immediately. As Mr. DeMarco is an executive officer of the Company, he will not be joining any committee of the Board at the effective date of his appointment nor will he receive any additional compensation for service as a director of the Company. There are no arrangements between Mr. DeMarco and any other person pursuant to which he was elected to serve as a director. There are no related party transactions between the Company and Mr. DeMarco that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01.     Other Events

Annual Meeting. The 2023 annual meeting of shareholders (the “Annual Meeting”) of the Company is scheduled to be held on October 25, 2023. In order for any business (other than shareholder nominees) to be brought before the Annual Meeting by a shareholder such shareholder must notify the Company of such intention by notice received at the Company’s principal executive offices not later than the close of business on August 10, 2023. Shareholder proposals intended for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received at the Company’s principal executive offices no later than the close of business on August 10, 2023, which the Company believes is a reasonable time before it begins to print and mail proxy materials for the Annual Meeting. In addition, all such shareholder notices and shareholder proposals must conform to the applicable requirements of the by-laws, the rules and regulations promulgated under the Exchange Act and other applicable law. The Board has adopted August 29, 2023, as the record date for the Annual Meeting.

On July 31, 2023, the Company issued a press release related to the events described in Items 5.02 and 8.01 above. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

Exhibit No. Description

99.1	Board Appoints David S. DeMarco as Director; Approves 2023 Annual Meeting Date
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date:	July 31, 2023	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer